CUSIP NO. 36866W 10 6

                                                                    Exhibit 7(E)

                                POWER OF ATTORNEY

            Know all by these presents, that each of the undersigned hereby constitutes and appoints Arthur M. Siskind each of the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of each of the undersigned, (a) any and all amendments to the Statement on Schedule 13D with respect to the ownership Gemstar-TV Guide International, Inc. securities, and other documents in connection therewith, pursuant to Section 13(d) of the Securities Exchange Act of 1934 and the rules thereunder (together, the "Exchange Act"), (b) Forms 3, 4, and 5, or any amendments thereof, with respect to the ownership of Gemstar-TV Guide International, Inc. securities pursuant to Section 16(a) of the Exchange Act, and (c) in each case, any successor Statement or Forms, or amendments thereof;

(2) do and perform any and all acts for and on behalf of each of the undersigned which may be necessary or desirable to complete and execute any such amendment to the Statement on Schedule 13D or Form 3, 4, or 5 (or any amendment thereof) and file such documents with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, each of the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

            The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever, requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as each of the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. Each of the undersigned acknowledges that such attorney-in-fact, in serving in such capacity at the request of each of the undersigned, is not assuming any of each of the undersigned's responsibilities to comply with Section 13 or Section 16 of the Exchange Act.

            This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file any such amendment to the Statement on Schedule 13D or Forms 3, 4, and 5 (or successor Statements or Forms), unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact.

                              Page 27 of 30 Pages

CUSIP NO. 36866W 10 6

            IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of July 2000.



                                  THE NEWS CORPORATION LIMITED



                                  By: /s/ Arthur M. Siskind
                                      -------------------------------
                                      Name: Arthur M. Siskind
                                      Title:   Director





                              Page 28 of 30 Pages

            IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of July 2000.



                                                /s/ K. Rupert Murdoch
                                                --------------------------
                                                K. Rupert Murdoch



                              Page 29 of 30 Pages

            IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of July 2000.



                                             SKY GLOBAL NETWORKS, INC.



                                             By: /s/ Arthur M. Siskind
                                                 -----------------------------
                                                 Name:  Arthur M. Siskind
                                                 Title: Director and Senior
                                                        Executive Vice President


                              Page 30 of 30 Pages